EXHIBIT 10.2

                             SUBSCRIPTION AGREEMENT

                          WAVETECH INTERNATIONAL, INC.

THE SECURITIES WHICH ARE THE SUBJECT OF THIS SUBSCRIPTION AGREEMENT (AS IT MAY BE AMENDED FROM TIME TO TIME, THE "AGREEMENT') HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE AND WILL BE OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THESE LAWS BY VIRTUE OF WAVETECH INTERNATIONAL, INC.'S INTENDED COMPLIANCE WITH SECTIONS 3(b), 4(2) AND 4(6) OF THE SECURITIES ACT, THE PROVISIONS OF REGULATION D UNDER SUCH ACT AND SIMILAR EXEMPTIONS UNDER STATE LAW. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"), ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The undersigned purchaser (hereafter, the "Purchaser") hereby offers to purchase certain Series A Convertible Preferred Stock (referred to herein as a "Share" or collectively as "Shares") of Wavetech International, Inc. (the "Company"), a publicly-held corporation formed under the laws of the State of Nevada. This offer to purchase may, for any reason whatsoever, be revoked by the Purchaser or rejected by the Company prior to acceptance of this offer by the Company.

     Section 1.1 PURCHASE AND SALE OF SHARES. Upon the following terms and conditions, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, the number of Shares indicated on the signature page to this Agreement, which Shares shall have the rights, designations and preferences set forth in SCHEDULE I hereto.

     Section 1.2 PURCHASE PRICE. The purchase price for the Shares (the "Purchase Price") shall be $1,000 per Share.

     Section 1.3 THE CLOSING.

     (a) The closing of the purchase and sale of the Shares (the "Closing"), shall take place at the law offices of Fishman, Jones, Walsh & Marsh, P.C., 1310 Highway 620 South --Suite 200, Austin, Texas 78734 at 10:00 a.m., local time, on the later of the following: (i) the date on which the last to be fulfilled or waived of the conditions set forth in Section 4.1 and 4.2 hereof and applicable to the Closing shall be fulfilled or waived in accordance herewith, or (ii) such other time and place and/or on such other date as the Purchaser and the Company may agree. The date on which the Closing occurs is referred to herein as the "Closing Date."

     (b) On the Closing Date, the Company shall deliver to the Purchaser a certificate representing the Shares registered in the name of the Purchaser or deposit such Shares into accounts designated by the Purchaser. The Purchaser shall on the Closing Date deliver to the Company the Purchase Price for all the Shares by cashier's check or wire transfer in immediately available funds to such account as shall be designated in writing by the Company. In addition, each

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party shall  deliver all  documents,  instruments  and  writings  required to be delivered by such party pursuant to this Agreement at or prior to the Closing.

     Section 1.4 COVENANT TO REGISTER.

     (a)  For purposes of this Section, the following definitions shall apply:

          (i) The terms "register," "registered," and "registration" refer to a registration under the Securities Act, effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement, document or amendment thereto.

          (ii) The term "Registrable Securities" means the shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), issuable upon conversion of shares of the Shares or upon conversion of any other stock issued in payment of dividends on the Shares or otherwise issuable pursuant to this Agreement or the provisions of Schedule I hereto, and any securities of the Company or securities of any successor corporation issued as, or issuable upon the conversion or exercise of any warrant, right or other security that is issued as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Shares.

          (iii) The term "holder of Registrable Securities" means the Purchaser and any permitted assignee of registration rights pursuant to Section 1.4(h).

     (b) (i) The Company shall as soon as possible file a registration statement on Form SB-2 or Form S-3 covering at least 200% of the number of Registrable Securities which would then be issuable upon conversion of the Shares at the conversion price then in effect, and shall use its best efforts to cause such registration statement to become effective on or before one hundred and twenty (120) days after the Closing Date (the "Initial Registration"). In the event such Initial Registration is not so declared effective or does not include all Registrable Securities, a holder of Registrable Securities shall have the right to require by notice in writing that the Company register all or any part of the Registrable Securities held by such holder (a "Demand
Registration") and the Company shall thereupon effect such registration in accordance herewith (which may include adding such shares to an existing shelf registration). The parties agree that if the holder of Registrable Securities demands registration of less than all of the Registrable Securities, the Company, at its option, may nevertheless file a registration statement covering all of the Registrable Securities. If the Initial Registration statement or a Demand Registration statement is declared effective with respect to all Registrable Securities and the Company is in compliance with its obligations under Subsection (d) of this Section 1.4, the Demand Registration rights granted pursuant to this Subsection (b)(i) shall cease. If such Initial Registration statement is not declared effective with respect to all Registrable Securities or if the Company is not in compliance with such obligations, the Demand Registration rights described herein shall remain in effect.

          (ii) The Company shall not be obligated to effect a Demand Registration under Subsection (b)(i) above: (A) if all of the Registrable Securities held by the holder of Registrable Securities which are demanded to be covered by the Demand Registration are, at the time of such demand, included in

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an effective  registration  statement and the Company is in compliance  with its obligations under Subsection (d) of this Section 1.4; (B) if all of the Registrable Securities may be sold under Rule 144(k) of the Securities Act and the Company's transfer agent has accepted an instruction from the Company to such effect; or (C) at any time after one (1) year from the Closing Date.

          (iii) Subject to Subsection (iv)(B) hereof, the Company may suspend the effectiveness of any such registration effected pursuant to this Subsection
(b) in the event and for such period of time as, such a suspension is required by the rules and regulations of the Securities and Exchange Commission ("SEC"). The Company will use its best efforts to cause such suspension to terminate at the earliest possible date.

          (iv) (A) If the Company is advised by the SEC that a registration statement filed hereunder is subject to a "no-review" and such registration statement is not declared effective within five (5) business days thereafter (an "Acceleration Date") or, irrespective of the SEC review, a registration statement is not declared effective by the one hundred twenty first (121st) day after the Closing Date (the "Target Date"), the Company shall pay Purchaser as liquidated damages an amount equal to two percent (2%) of the total Purchase Price of the Shares for each thirty (30) day period following the earlier of the Acceleration Date or Target Date, as applicable, until such time as the registration statement is declared effective; provided, however, that such damages shall not be payable if the failure to meet the Acceleration Date or Target Date, as applicable, is due to action or inaction by Purchaser with respect to providing information for the registration statement or if the Registrable Securities are freely transferable pursuant to Rule 144(k) promulgated under the Securities Act or any successor rule. The payment set forth above shall be pro-rated daily as to any period of less than thirty (30) days. Such payment shall be made to the Purchaser by cashier's check or wire transfer in immediately available funds to such account as shall be designated in writing by the Purchaser. The foregoing amount shall be paid irrespective of the amount of Registrable Securities then held by Purchaser.

               (B) If, following effectiveness of a registration, either the effectiveness of the registration statement is suspended or a current prospectus meeting the requirements of Section 10 of the Securities Act is not available for delivery by the Purchaser for any reason (either referred to herein as a "suspension"), the Company shall thereupon pay to Purchaser as liquidated damages an amount equal to two percent (2%) of the Purchase Price of the Shares for each thirty (30) day period of the suspension. The payment set forth above shall be pro-rated daily as to periods of less than thirty (30) days. Such payment shall be made to the Purchaser by cashier's check or wire transfer in immediately available funds to such account as shall be designated in writing by the Purchaser, and shall be paid irrespective of the amount of Registrable Securities held by Purchaser on or after the date following the suspension.

               (C) Any amount payable pursuant to the foregoing provisions of this Subsection (iv) shall be delivered on or before the fifth (5th) day following the end of the calendar month in which such payment obligation arose. The "Purchase Price" of Registrable Securities shall be (1) if derived from conversion or substitution of Shares, the Purchase Price of the Shares, and (2) if received in satisfaction of a Company obligation, the dollar amount of such obligation.

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               (D) This  Subsection (b) is in  addition  to  the  provisions  of
Section 7.2(a) hereof.

     (c) If the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Purchaser) any of its stock or other securities under the Securities Act in connection with a public offering of such securities (other than a registration on Form S-4, Form S-8 or other limited purpose form) and all Registrable Securities have not theretofore been included in a registration statement under Subsection (b) of this Section 1.4 which remains effective, the Company shall, at such time, promptly give all holders of Registrable Securities written notice of such registration. Upon the written request of any holder of Registrable Securities given within twenty (20) days after receipt of such notice by the holder of Registrable Securities, the Company shall use its best efforts to cause to be registered under the Securities Act all Registrable Securities that such holder of Registrable Securities requests to be registered. However, the Company shall have no obligation under this Subsection (c) if (i) the Registrable Securities may be sold without registration under Rule 144(k) and the Company's transfer agent has accepted an instruction from the Company to such effect, (ii) the Registration Statement is filed more than two (2) years after the Closing Date, or (iii) to the extent that, with respect to any underwritten offering initiated by the Company later than one calendar year following the Closing, the managing underwriter of such offering reasonably notifies such holder(s) in writing of its determination that the Registrable Securities or a portion thereof shall be excluded therefrom.

     (d)  Whenever required under this Section 1.4 to effect the registration of
any  Registrable   Securities   including,   without  limitation,   the  Initial
Registration, the Company shall, as expeditiously as reasonably possible:

          (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration to become effective as provided in Section 1.4(b)(i), and keep such registration statement effective for so long as any holder of Registrable Securities desires to dispose of the securities covered by such registration statement; PROVIDED, HOWEVER, that in no event shall the Company be required to keep the Registration Statement effective for a period greater than two (2) years from the Closing Date;

          (ii) Respond to comments made by the SEC with respect to a registration statement filed pursuant to this Agreement promptly, but no later than ten (10) days after the date of the comment letter, and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement (provided, that the Company may not amend the registration statement for the purpose of registering securities of selling shareholders other than holders of Shares) and immediately notify the holders of the Shares of the filing and effectiveness of such Registration Statement and any amendments or supplements;

          (iii) Furnish to each holder of Registrable Securities such numbers of copies of a current prospectus, including a preliminary prospectus,
conforming  with  the   requirements  of  the  Securities  Act,  copies  of  the

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registration  statement  any  amendment  or  supplement  to any  thereof and any documents incorporated by reference therein and such other documents, all free of charge, as such holder of Registrable Securities may reasonably require in order to facilitate the disposition of Registrable Securities owned by such holder of Registrable Securities;

          (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably requested by the holder of Registrable Securities;

          (v) Notify each holder of Registrable Securities immediately of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its best efforts to promptly update and/or correct such prospectus;

          (vi) Furnish, at the request of any holder of Registrable Securities in connection with any underwritten public offering, (A) an opinion of counsel of the Company, dated the effective date of the registration statement, in form and substance reasonably satisfactory to the holder and its counsel and covering, without limitation, such matters as the due authorization and issuance of the securities being registered and certain matters pertaining to disclosure under and compliance with securities laws by the Company in connection with the registration thereof and/or (B) a "comfort" letter or letters of the Company's independent public accountants provided at the Company's expense in form and substance reasonably satisfactory to the holder and its counsel;

          (vii) Use its best efforts to list the Registrable Securities covered by such registration statement with any national market or securities exchange on which the Registrable Securities are then listed;

          (viii) Make available for inspection by the holder of Registrable Securities, upon request, all SEC Documents (as defined below) filed subsequent to the Closing and require the Company's officers, directors and employees to supply all information reasonably requested by any holder of Registrable Securities in connection with such registration statement; and

          (ix) Furnish to each holder of Registrable Securities prompt notice of the commencement of any stop-order proceedings under the Securities Act, together with copies of all documents in connection therewith, and use its best efforts to obtain withdrawal of any such stop order as soon as possible.

     (e) Upon request of the Company, each holder of Registrable Securities will furnish to the Company in connection with any registration under this Section such information regarding itself, the Registrable Securities and other securities of the Company held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities held by such holder of Registrable Securities. The intended method of disposition (Plan of Distribution) of such securities as so provided by Purchaser shall be included without alteration in the Registration Statement covering the Registrable Securities and shall not be changed without the prior written consent of the Purchaser.

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     (f)  (i) The Company shall indemnify,  defend and hold harmless each holder of Registrable Securities which are included in a registration statement pursuant to the provisions of Subsections (b) or (c) hereof and each of its officers, directors, employees, agents, partners or controlling persons (within the meaning of the Securities Act) (each, an "indemnified party") from and against, and shall reimburse such indemnified party with respect to, any and all claims, suits, demands, causes of action, losses, damages, liabilities, costs or expenses ("Liabilities") to which such indemnified party may become subject under the Securities Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or omission so made in strict conformity with information furnished by such indemnified party in writing specifically for use in a registration statement.

          (ii) In the event of any registration under the Securities Act of Registrable Securities pursuant to Subsections (b) or (c), each holder of such Registrable Securities hereby severally agrees to indemnity, defend and hold harmless the Company, and its officers, directors, employees, agents, partners, or controlling persons (within the meaning of the Securities Act) (each, an "indemnified party") from and against, and shall reimburse such indemnified party with respect to, any and all Liabilities to which such indemnified party may become subject under the Securities Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that (X) such holders will be liable in any such case to the extent and only to the extent, that any such Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, prospectus or amendment or supplement thereto in reliance upon and in conformity with written information furnished by such holder specifically for use in the preparation thereof and (Y) the indemnification obligation of any holder shall not exceed the purchase price of the Shares.

          (iii) Promptly after receipt by any indemnified party of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against another party (the "indemnifying party") hereunder, notify such party in writing thereof, but the omission so to notify such party shall not relieve such party from any Liability which it may have to the indemnified party other than under this Section and shall only relieve it from any Liability which it may have to the indemnified party under this section if and to the extent an indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and such indemnified party shall notify an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof

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with counsel  reasonably  satisfactory  to such  indemnified  party,  and, after notice from the indemnifying party to the indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to the indemnified party under this section for any legal expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; PROVIDED, HOWEVER, that if the defendants in any such action include both parties and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to them which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of one such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred.

     (g) (i) With respect to the inclusion of Registrable Securities in a registration statement pursuant to Subsections (b) or (c), all fees, costs and expenses of and incidental to such registration, inclusion and public offering shall be borne by the Company; PROVIDED, HOWEVER, that any securityholders participating in such registration shall bear their pro-rata share of the underwriting discounts and commissions, if any, incurred by them in connection with such registration.

          (ii) The fees, costs and expenses of registration to be borne by the Company as provided in this Subsection (g) shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky laws of any jurisdiction or jurisdictions in which securities to be offered are to be registered and qualified. Subject to appropriate agreements as to confidentiality, the Company shall make available to the holders of Registrable Securities and their counsel its documents and personnel for due diligence purposes. Except as otherwise provided herein, fees and disbursements of counsel and accountants for the selling security holders and discounts and commissions, if any, payable in connection with any such sales shall be borne by the respective selling security holders.

     (h) The rights to cause the Company to register all or any portion of Registrable Securities pursuant to this Section l.4 may be assigned by Purchaser to a transferee or assignee. Within a reasonable time after such transfer, the Purchaser shall notify the Company of the name and address of such transferee or assignee, and the securities with respect to which such registration rights are being assigned. Such assignment shall be effective only if, immediately following such transfer, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. Any transferee asserting registration rights hereunder shall be bound by the applicable provisions of this Agreement.

     (i) The Company shall not agree to allow the holders of any securities of the Company to include any of their securities in any registration statement filed by the Company pursuant to Subsection (b) unless such inclusion will not reduce the amount of the Registrable Securities included therein.

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     Section 2.1 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.  The Purchaser
makes the following representations and warranties to the Company.

     (a) ACCREDITED INVESTOR. The Purchaser is an "accredited investor" under the definition set forth in Rule 501(a)(3) of Regulation D, promulgated under the Securities Act.

     (b) SPECULATIVE INVESTMENT. The Purchaser is aware that an investment in the Shares is highly speculative and subject to substantial risks, including such risks and uncertainties described in the SEC Documents. The Purchaser is capable of bearing the high degree of economic risk and the burden of this venture, including, but not limited to, the possibility of complete loss of the Purchaser's investment in the Shares and underlying Common Stock which make liquidation of this investment impossible for the indefinite future.

     (c) DISPOSITION. The Purchaser understands that (i) except as provided for in Section 1.4, the Shares and underlying Common Stock of the Company (the "Securities"), have not been and are not being registered under the Securities Act or any applicable state securities laws, and may not be transferred unless
(A) subsequently registered thereunder, or (B) the Securities may be sold or transferred pursuant to an exemption from securities registration under the Securities Act and any applicable state securities laws or (C) sold pursuant to Rule 144, promulgated under the Securities Act (or any successor Rule), or (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of such Rule and further, if such Rule is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with another exemption under the Securities Act or the rules of the SEC thereunder. Notwithstanding any provision to the contrary contained herein, a holder may pledge such Securities as collateral for a revolving credit note pursuant to a loan and security agreement with a lending institution.

     (d) PRIVATELY OFFERED. The offer to acquire the Shares was directly communicated to the Purchaser in such manner that the Purchaser was able to ask questions of and receive answers concerning the terms and conditions of this transaction. At no time was the Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement, or any other form of general advertising.

     (e) PURCHASE FOR INVESTMENT. The Securities are being acquired solely for the Purchaser's own account, for investment, and are not being purchased with view to the resale, distribution, subdivision or fractionalization thereof without proper registration with applicable securities administrators

     (f) ACCESS TO INFORMATION. Purchaser or Purchaser's professional advisor has been granted the opportunity to ask questions or and receive answers from representative of the Company, its officers, directors, employees and agents concerning the terms and conditions of the offering of Shares, the Company, its business and prospects, and to obtain any additional information which Purchaser or Purchaser's professional advisor deems necessary to verify the accuracy and completeness of the information received.

     (g) RELIANCE ON OWN ADVISORS. Purchaser has relied completely on the advice of, or has consulted with, Purchaser's own personal tax, investment, legal or other advisors and has not relied on the Company or any of it affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each other person, if any, who controls any thereof, within the meaning of
Section 15 of the Securities Act for any tax or legal advice (other than reliance on information in the SEC Documents). The foregoing, however, does not limit or modify Purchaser's right to rely upon representations and warranties of the Company in Section 2.2 of this Agreement.

     (h) CAPABILITY TO EVALUATE. Purchaser has such knowledge and experience in financial and business matters so as to enable such Purchaser to utilize the information made available to it in connection with the offer of Shares in order to evaluate the merits and risks of the prospective investment, which are substantial, including without limitation those set forth in the SEC Documents (as defined herein).

     (i) DISCLOSURE DOCUMENTS. Purchaser, in making Purchaser's investment decision to subscribe for the Shares hereunder, represents that Purchaser has received and had an opportunity to review the SEC Documents.

     (j) AUTHORITY. Purchaser, if executing this agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this Agreement and each other document included herein for which a signature is required in suck capacity and on behalf of the subscribing individual, partnership, trust, estate, corporation or other entity for whom or which Purchaser is executing this Agreement.

     Section 2.2 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to the Purchaser:

     (a) ORGANIZATION AND QUALIFICATION. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Nevada and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company does not have any subsidiaries except as listed in EXHIBIT A, attached hereto and incorporated herein by reference. The Company and each such subsidiary, if any, is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. "Material Adverse Effect", for purposes of this Agreement, means any adverse effect on the business, operations, properties, prospects, or financial condition of the entity with respect to which such term is used and which is material to such entity and other entities controlled by such entity taken as a whole.

     (b) AUTHORIZATION; ENFORCEMENT.(i) The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue the Shares and Registrable Securities in accordance with the terms hereof, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required, (iii) this Agreement has been duly executed and delivered by the Company, (iv) this Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application) and (v) prior to the Closing Date, any necessary amendment to the Company's Articles of Incorporation authorizing Company to issue all of the Shares and Registerable Securities, in accordance with Schedule I, will have been filed with the Nevada Secretary of State and will be in full force and effect, enforceable against the Company in accordance with the terms of such amended Articles of Incorporation.

     (c) AUTHORIZED CAPITAL; RIGHTS OR COMMITMENTS TO STOCK. The authorized capital stock of the Company consists of 50 million shares of Common Stock and 10 million shares of Preferred Stock; there are 16,203,095 shares of Common Stock and; there are no shares of such Preferred Stock issued and outstanding; and, upon issuance of the Shares in accordance with the terms hereof, there will be 16,203,095 shares of Common Stock and 600 shares of Series A Preferred Stock issued and outstanding.

          All of the outstanding shares of the Company's Common Stock have been validly issued and are fully paid and non-assessable. Except as set forth in EXHIBIT A hereto, no shares of Common Stock are entitled to registration rights or preemptive rights, and there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company, or contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, or commitments to purchase or acquire, any shares, or securities or rights convertible into shares, of capital stock of the Company. EXHIBIT A shall specifically indicate registration rights associated with any such securities and whether the Company intends to register such securities or capital stock underlying such securities within one (1) year after the Closing Date. The Company has furnished or made available to the Purchaser true and correct copies of the Company's Articles of Incorporation as in effect on the date hereof (the "Articles"), and the Company's By-Laws, as in effect on the date hereof (the "By-Laws").

     (d) ISSUANCE OF SHARES. The issuance of the Shares has been duly authorized and, when paid for and issued in accordance with the terms hereof, the Shares shall be validly issued, fully paid and non-assessable and entitled to the rights and preferences set forth in Schedule I hereto. The Common Stock issuable upon conversion of the Shares will be duly authorized and reserved for issuance and, upon conversion, will be validly issued, FULLY paid and non-assessable and the holders shall be entitled to all rights and preferences accorded to a holder of Common Stock.

     (e) NO CONFLICTS. The Company has furnished or made available to the Purchaser true and correct copies of the Company's Articles of Incorporation as in effect on the date hereof (the "Articles"), and the Company's By-Laws, as in effect on the date hereof (the "By-Laws"). The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) result in a violation of the Company's Articles or By-Laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or assets of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect); provided that, for purposes of such representation as to Federal, state, local or foreign law, rule or regulation, no representation is made herein with respect to any of the same applicable solely to the Purchaser and not to the Company. The business of the Company is not being conducted in violation of any law, ordinance or regulations of any governmental entity, except for violations which either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under Federal, state or local law, rule or regulation in the United States to obtain any consent, authorization or order of, or make any filing (other than any filing of a vote establishing a class or series of stock with the Nevada Secretary of State) or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Shares in accordance with the terms hereof (other than any SEC, NASD, NASDAQ SmallCap Market or state securities filings which may be required to be made by the Company subsequent to the Closing, and any registration statement which may be filed pursuant hereto); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Purchaser herein.

     (f) SEC DOCUMENTS, FINANCIAL STATEMENTS. The Common Stock of the Company is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, except as set forth in EXHIBIT A, the Company has, during the two (2) year period immediately preceding the date hereof, filed on a timely basis all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to
Section 13(a) or 15(d), in addition to one or more registration statements and amendments thereto heretofore filed by the Company with the SEC under the Securities Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the "SEC Documents"). The Company directly or through its agent has delivered to the Purchaser true and complete copies of the SEC Documents except for the exhibits and incorporated documents. The Company has not provided to the Purchaser any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement.

          Except as set forth in EXHIBIT A, as of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act as the case may be and the rules and regulations of the SEC promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as set forth in EXHIBIT A, the financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     (g) NO MATERIAL ADVERSE CHANGE. Since the date through which the most recent quarterly report of the Company on Form 10-QSB has been prepared and filed with the SEC, a copy of which is included in the SEC Documents, no Material Adverse Effect has occurred or exists with respect to the Company or any of its subsidiaries.

     (h) NO UNDISCLOSED LIABILITIES. The Company and its subsidiaries have no material liabilities or obligations not disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's or any of its subsidiaries' respective businesses since the date of the most recently filed SEC Documents which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company or any of its subsidiaries.

     (i) NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. No event or circumstance has occurred or exists with respect to the Company or any of its subsidiaries or their respective businesses, properties, prospects, operations or financial condition which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

     (j) NO GENERAL SOLICITATION. Neither the Company, nor any of its affiliates, or, to the best of its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with the offer or sale of the Shares.

     (k) NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any of the Company's securities or solicited any offers to buy any of such securities, under circumstances that would require registration of the Shares under the Securities Act.

     Section 3.1 SECURITIES COMPLIANCE. The Company shall notify the SEC, NASD and NASDAQ SmallCap Market, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares, and the Common Stock issuable upon conversion thereof, to the Purchaser.

     Section 3.2 REGISTRATION AND LISTING. Until at least two (2) years after all Shares have been converted into Registrable Securities, the Company will cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under such Exchange Act, will comply with all requirements related to any registration statement filed pursuant to this Agreement and will not take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Acts, except as permitted herein. Until at least two (2) years after all Shares have been converted into Common Stock, the Company will take all action within its power to continue the listing or trading of its Common Stock on the NASDAQ Small Cap Market (or other principal market) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and NASDAQ. The covenants set forth in this Section 3.2 shall not be deemed to prohibit a merger, sale of all assets or other corporate reorganization if the entity surviving or succeeding to the Company is bound by this Agreement with respect to its securities issued in exchange for or in replacement of the Shares or Common Stock or the consideration received for or in replacement of the Shares or Common Stock is cash.

     Section 4.1  CONDITIONS  PRECEDENT TO THE OBLIGATION OF THE COMPANY TO SELL
THE SHARES. The obligation hereunder of the Company to issue and/or sell the Shares to the Purchaser is subject to the satisfaction, at or before the Closing, of each of the conditions set forth below. These conditions may be waived by the Company at any time in its sole discretion.

     (a) ACCURACY OF THE PURCHASER'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a particular date).

     (b) PERFORMANCE BY THE PURCHASER. The Purchaser shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Purchaser at or prior to the Closing.

     (c) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

     (d) LEGAL ACTION. No legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement.

     (e) EXECUTION. The Purchaser shall have executed this Agreement, and delivered such Agreement to the Company.

     (f) PURCHASE PRICE. The Purchaser shall have delivered the Purchase Price in accordance with Section 1.3(b) above.

     Section 4.2 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE PURCHASER TO PURCHASE THE SHARES. The obligation hereunder of the Purchaser to acquire and pay for the Shares is subject to the satisfaction, at or before the Closing, of each of the conditions set forth below. These conditions may be waived by the Purchaser at any time in its sole discretion.

     (a) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a particular date).

     (b) PERFORMANCE BY THE COMPANY. The Company shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Company pursuant to this Agreement at or prior to the Closing, unless any such agreement or condition is waived by the Purchaser in writing at or prior to Closing.

     (c) TRADING AND LISTING. From the date hereof to the Closing Date, trading in the Company's Common Stock shall not have been suspended by the SEC or a national securities exchange (currently the NASDAQ Small Cap Market) (except for any suspension of trading of limited duration agreed to between the Company and the principal exchange on which the Common Stock is traded solely to permit dissemination of material information regarding the Company), and trading in securities generally as reported by such exchange shall not have been suspended or limited or minimum prices shall not have been established on securities whose trades are reported by such exchange.

     (d) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

     (e) OPINION OF COUNSEL, ETC. The Purchaser shall have received before or at the Closing an opinion of counsel to the Company (covering, without limitation, such of the matters set forth in Section 2.2(a) through (e)), as are in form and substance reasonably satisfactory to the Purchaser and its counsel, and such other certificates and documents as the Purchaser or its counsel shall reasonably require incident to the Closing.

     (f) EXECUTION. The Company shall have executed this Agreement, and delivered such Agreement to the Purchaser.

     Section 5.1 LEGEND ON STOCK. Each certificate representing the Shares and, if necessary, Common Stock issued upon conversion thereof, shall be stamped or otherwise imprinted with a legend substantially in the following form:

     THESE SECURITIES [AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION HEREOF] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 , AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAW OR, IN THE OPINION OF COUNSEL, REGISTRATION UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAW IS NOT REQUIRED IN CONNECTION WITH SUCH SALE OR OFFER, AND SUCH OPINION IS REASONABLY SATISFACTORY TO THE COMPANY.

     The Company agrees to reissue certificates representing the Shares or, if applicable, the Common Stock issued upon conversion thereof, without the legend set forth above at such time as (a) the holder thereof is permitted to dispose of such Shares (or securities issued upon conversion thereof) pursuant to Rule

144(k) under the Securities Act, as determined by counsel to the Company (b) the securities are sold to a purchaser or purchasers who (in the opinion of counsel to such holders, in form and substance reasonably satisfactory to the Company and its counsel) are able to dispose of such securities publicly without registration under the Securities Act, or (iii) such securities are registered under the Securities Act.

     Section 6.1 TERMINATION BY MUTUAL CONSENT. This Agreement may be terminated at any time prior to the Closing by the mutual written consent of the Company and the Purchaser.

     Section 6.2 OTHER TERMINATION. This Agreement may be terminated by action of the respective Board of Directors or other governing body of the Purchaser or the Company at any time if the Closing shall not have been consummated by the fifth (5th) business day following the date of this Agreement, provided that the party seeking to terminate the Agreement is not in breach of the Agreement.

     Section 6.3 AUTOMATIC TERMINATION. This Agreement shall automatically terminate without any further action of either party hereto if the Closing shall not have occurred by the seventh (7th) business day following the date of this Agreement, PROVIDED, HOWEVER, that any such termination shall not terminate the liability of any party which is then in breach of the Agreement.

     Section 7.1 FEES AND EXPENSES. Except as otherwise set forth in Section 1.4 hereof with respect to the registration of Registrable Securities, the Company shall pay the fees, commissions and expenses of its advisers, brokers, finders, counsel, accountants and other experts, if any, and all other expenses associated therewith. The Company shall, on the Closing Date, reimburse ProFutures Special Equities Fund, L.P. up to $5,000 for fees and expenses of its counsel in connection with the preparation, negotiation and coordination of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares and Common Stock pursuant hereto.

     Section 7.2 SPECIFIC ENFORCEMENT, CONSENT TO JURISDICTION.

     (a) The Company and the Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

     (b) The Company and the Purchaser each (i) hereby irrevocably submits to the jurisdiction of the United States District Court and other courts of the United States sitting in the State of Texas for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Company and the Purchaser each consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

     Section 7.3 ENTIRE AGREEMENT: AMENDMENT. This Agreement contains the entire understanding of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

     Section 7.4 NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second (2nd) business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

     The addresses for such communications shall be:

     to the Company:       Gerald I. Quinn, President
                           Wavetech International, Inc.
                           5210 E. Williams Circle, Suite 200
                           Tucson, Arizona 85711

     to the Purchaser:     At the address set forth at the foot of this
                           Agreement or as specified in writing by Purchaser.

Any party hereto may from time to time change its address for notices by giving at least ten (10) days' written notice of such changed address to the other party hereto.

     Section 7.5 WAIVERS. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     Section 7.6 HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     Section 7.7 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the present state of incorporation of the Company without regard to such state's principles of conflict of laws.

     Section 7.8 SURVIVAL. The representations and warranties of the Company and the Purchaser contained in herein and the agreements and covenants set forth in

Sections 1.1 through 1.4, 3.2 through 3.3 and 7.1 through 7.16 shall survive the Closing for a period of two (2) years.

     Section 7.9 PUBLICITY. The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Purchaser without its consent, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

     Section 7.10 NASDAQ. The term "NASDAQ" or "NASDAQ Small Cap Market" herein refers to the principal market on which the Common Stock of the Company is traded. If the Common Stock is listed on a securities exchange, or if another market becomes the principal market on which the Common Stock is traded or through which price quotations for the Common Stock are reported, the term "NASDAQ" or "NASDAQ Small Cap Market" shall be deemed to refer to such exchange or other principal market.

     Section 7.11 ACCEPTANCE. Execution and delivery of this Agreement shall constitute an offer to purchase the Shares, which offer, unless previously revoked by the Purchaser, may be accepted or rejected by the Company, in its sole discretion for any cause or for no cause and without liability to the Purchaser. The Company shall indicate acceptance of this Agreement by signing as indicated on the signature page hereof.

     Section 7.12 BINDING AGREEMENT. Upon acceptance of this Agreement by the Company, the Purchaser agrees that he may not cancel, terminate or revoke any agreement of the Purchaser made hereunder, and that this Agreement shall survive the death or disability of the Purchaser and shall be binding upon heirs, successors, assigns, executors, administrators, guardians, conservators or personal representatives of the Purchaser.

     Section 7.13 INCORPORATION BY REFERENCE. All information set forth on the signature page is incorporated as integral terms of this Agreement.

     Section 7.14 COUNTERPARTS. This Agreement may be signed in multiple counterparts, which counterparts shall constitute one and the same original instrument.

     Section 7.15 SEVERABILITY. If any portion of this Agreement shall be held illegal, unenforceable, void or voidable by any court, each of the remaining terms hereof shall nevertheless remain in full force and effect as a separate contract.

     Section 7.16 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     [This space has been left blank intentionally. The signature page follows.]

IN WITNESS WHEREOF, the Purchaser has executed this Agreement on the date set forth below.

For the purchase price of $1,000 per Share, the Purchaser tenders herewith the full purchase price of:

     $ 600,000
     ---------------------------------------
The exact name(s) (Including correct, legible spelling) and the information under which title to the Shares will be taken is as follows (Please print or type):

     ProFutures Special Equities Fund, L.P.
     ---------------------------------------
Address of Purchaser:
     1310 Highway 620 South - Suite 200
     ---------------------------------------
     Austin, Texas 78734
     ---------------------------------------
Social Security or IRS Employer Identification Number(s):
     74-2786952
     ---------------------------------------
SIGNATURE OF PURCHASER:                                  Dated:  April 22, 1998
                                                                ----------------
IF PURCHASER IS AN INDIVIDUAL OR JOINT PURCHASE:

--------------------------------------------
(Signature)

--------------------------------------------
(Signature of Joint Owner, if any)

IF PURCHASER IS AN ENTITY:

Name of Entity:  ProFutures Special Equities Fund, L.P.
                 --------------------------------------
                 By ProFutures Fund Management, Inc., a General Partner
By:  /s/ Gary D. Halbert
    ---------------------------------------------------
       (Signature)
Name:  Gary D. Halbert
       ------------------------------------------------
Title: President
       ------------------------------------------------
ACCEPTED BY:

WAVETECH INTERNATIONAL, INC., a Nevada corporation

By:  /s/ Gerald I. Quinn
    ---------------------------------------------------
       (Signature)
Name:  Gerald I. Quinn
       ------------------------------------------------
Title: President & CEO
       ------------------------------------------------